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                                                                    EXHIBIT 10.7



                               FIRST AMENDMENT TO
                           COOPER CAMERON CORPORATION
                    SUPPLEMENTAL EXCESS DEFINED BENEFIT PLAN


         WHEREAS, COOPER CAMERON CORPORATION (the "COMPANY") has heretofore adopted the COOPER CAMERON CORPORATION SUPPLEMENTAL EXCESS DEFINED BENEFIT PLAN (the "PLAN") for the benefit of its eligible employees; and

         WHEREAS, the Company desires to amend the Plan;

         NOW, THEREFORE, in consideration of the premises, the Plan shall be and is hereby amended as follows, effective as of 1996:

     1. The reference to "Cooper Cameron Corporation Management Incentive Compensation Deferral Plan" in Section 1.1(h) of the Plan shall be deleted and the reference "Cooper Cameron Corporation Compensation Deferral Plan" shall be substituted therefor.

     2. Article IV of the Plan shall be deleted and the following shall be substituted therefor:

                                  "ARTICLE IV

                            PAYMENT OF PLAN BENEFITS

                 The supplemental benefits determined under Article III payable on account of a Participant's death shall be paid to the same recipient(s) in the same manner and form as, and coincident with the payment of the death benefits payable on behalf of such Participant under the Cooper Cameron Salaried Plan, utilizing the factor or conditions applicable to such recipient's benefit under the Cooper Cameron Salaried Plan. The supplemental benefits determined under
         Article III payable other than on account of the Participant's death shall be paid to the Participant in the form of a benefit for the life of the Participant beginning as of the date he attains age 65 or, if later, his termination of employment with the Company; provided, however, the Compensation Committee of the Board may, in its sole discretion, direct that such supplemental benefits be paid to or on behalf of a Participant to the same recipient(s) in the same manner and form as, and


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         coincident with, the payment of the retirement benefits of such
         Participant under the Cooper Cameron Salaried Plan, utilizing the factor or conditions applicable to such Participant's benefit under the Cooper Cameron Salaried Plan. Notwithstanding the foregoing, any supplemental benefit payable to or on behalf of a Participant under the Plan in accordance with provisions of the Plan previously in effect shall be paid to or on behalf of such Participant in the same manner and form as provided under such prior provisions."

     3.  As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED at Houston, Texas, this 20th day of February, 1996.


                                        COOPER CAMERON CORPORATION



                                        BY:     /s/ Franklin Myers
                                            ---------------------------------
                                        Name:   FRANKLIN MYERS

                                        Title:  SENIOR VICE PRESIDENT, GENERAL
                                                    COUNSEL AND SECRETARY


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